                              COLLATERAL AGENT AGREEMENT




          This Collateral Agent Agreement ("Collateral Agent Agreement") dated as of May 15, 1998 by and among COMMONWEALTH DEVELOPMENT CORPORATION ("CDC"), DEG-DEUTSCHE INVESTITIONS UND ENTWICKLUNGSGESELLSCHAFT MBH ("DEG"), EXPORT-IMPORT BANK OF THE UNITED STATES ("Ex-Im"), INTERNATIONAL FINANCE CORPORATION ("IFC") and OVERSEAS PRIVATE INVESTMENT CORPORATION ("OPIC"; collectively "Development Banks"), and SIERRA RUTILE HOLDINGS LIMITED ("Holdings") and CHASE MANHATTAN BANK ("Collateral Agent").

          WHEREAS, Holdings owns 38,685,017 ordinary shares ("Shares") of Sierra Rutile Limited ("SRL"), representing 100% of the issued and outstanding shares of SRL; and

          WHEREAS, the Development Banks have made certain loans to SRL pursuant to various loan agreements, as amended ("Loan Agreements"); and

          WHEREAS, Holdings has executed a Stock Pledge Agreement ("Pledge Agreement"), pledging the SRL Shares to the Development Banks; and

          WHEREAS, the Development Banks and Holdings have agreed that Collateral Agent shall act as the collateral agent pursuant to the Pledge Agreement; and

          NOW, THEREFORE, it is hereby agreed as follows:

          1.   DESIGNATION OF COLLATERAL AGENT.   Development Banks hereby
designate and appoint Collateral Agent as Collateral Agent to serve in accordance with the terms of this Collateral Agent Agreement. The Collateral Agent hereby accepts such appointment and agrees to act as Collateral Agent pursuant to the terms and conditions of this Collateral Agent Agreement.

          2.   ACKNOWLEDGEMENT OF RECEIPT.   The Collateral Agent hereby
acknowledges receipt of the certificates representing the Shares, copies of which are annexed hereto as Exhibit A together with stock Transfer thereof ("Transfer") executed in blank, copies of which are annexed hereto as Exhibit B, and agrees to hold and dispose of the Shares and Transfer in accordance with the terms and conditions of this Collateral Agent Agreement and the Pledge Agreement.

          3.   DISPOSITION OF SHARES AND TRANSFER.     In the event that
Collateral Agent receives any notice jointly from the Development Banks requesting that the Shares and Transfer be delivered either (a) to the Development Banks or any of them or their designees or (b) to Holdings, Collateral Agent shall promptly thereafter deliver the Shares in accordance with such notice, provided, however, that if such notice requests delivery pursuant to subdivision (a) above, the Collateral Agent shall give to Holdings five (5) business days prior written notice thereof before


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making such delivery, unless the Banks, in their notice notify the Collateral
Agent that (i) they would be harmed by waiting such period or (ii) such notice has been waived by Holdings.

          4. LIABILITY; INDEMNIFICATION. (a) The parties hereto agree that the duties of the Collateral Agent hereunder are purely ministerial in nature and that the Collateral Agent shall incur no liability hereunder or otherwise (except in the event of a final adjudication of willful misconduct or gross negligence) for any action taken by it hereunder or for any failure or refusal to act pursuant to any notice, direction or instructions which it may receive from any party hereto or for any other matter. The Collateral Agent shall be under no responsibility with respect to the Shares and Transfer other than faithfully to follow the instructions herein contained. The Collateral Agent shall have no responsibility to determine the authenticity or validity of any notice, direction, instruction, document or other item delivered to it, and it shall be fully relieved of any liability in acting in accordance with any written notice, direction or instruction given to it under this Collateral Agent Agreement and believed by it, in its subjective judgment, to be authentic.

          (b) Unless the Collateral Agent shall have been finally adjudicated guilty of willful misconduct or gross negligence, Holdings agrees to indemnify and hold harmless the Collateral Agent from and against any liability incurred by it hereunder including reasonable attorneys fees and expenses (which obligation shall survive the closing of the Collateral Agent Agreement). The Collateral Agent shall not be required to defend any legal proceedings which may be instituted against it with respect to the subject matter of this Collateral Agent Agreement unless requested to do so by the Development Banks or Holdings and indemnified to its satisfaction against the cost and expenses of such defense.

          (c) Anything in this Collateral Agent Agreement to the contrary notwithstanding, in no event shall the Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

          5. COMPENSATION OF COLLATERAL AGENT. All compensation to Collateral Agent shall be paid by Holdings to Collateral Agent in accordance with the terms set forth on Schedule 1 annexed hereto, and Holdings and Collateral Agent agree that the Development Banks shall not have any liability therefor.

          6. TERMINATION OF AGREEMENT. This Collateral Agent Agreement shall terminate and the Collateral Agent shall be fully released and discharged from all obligation and liability hereunder, upon the delivery of the Shares and Transfer as provided herein.

          7. NOTICES. All notices, requests and other communications under this Collateral Agent Agreement shall be in writing and shall be personally delivered, sent by first class registered or certified mail, postage prepaid, return receipt requested, or sent by United States Express Mail or overnight courier service, addressed as follows:


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          To Holdings:        Sierra Rutile Holdings Limited
                              c/o Sierra Rutile Limited
                              c/o RGC (USA) Mineral Sands
                              1223 Warner Road
                              Green Cove Springs, Florida 32043-4623
                              Attention: Mr. Maxwell E. McGarvie
                                         Acting Chief Executive
                              Facsimile: (904) 284-4006

          To CDC:             Commonwealth Development Corporation
                              One Bessborough Gardens
                              London SW1 V2JQ England
                              Telex: 21431/25849
                              Facsimile: 011-44-171 828-6505

          To DEG:             DEG-Deutsche Investitions-und
                              Entwicklungsgesellschaft mbH
                              Belvederstrasse 40
                              D-50933 Cologne 41 (Mungersdorf) Germany
                              Attention: Mr. Roger Peltzer
                              Telex: 8 881 949 DEG D
                              Facsimile: 011-49 221 4986-105/6

          To Ex-Im:           Export-Import Bank of the United States
                              811 Vermont Avenue, N.W.
                              Washington, D.C. 20571
                              United States of America
                              Attention: Mr. Clement K. Miller
                              Telex: 197681 EXIM UT
                              Facsimile: (202) 565-3625

          To IFC              International Finance Corporation
                              2121 Pennsylvania Avenue, N.W.
                              Washington, D.C.  20433
                              United States of America
                              Attention: Director, Department of Investment,
                                         Oil, Gas & Mining
                              Facsimile: (202) 974-4322

                              with a copy (in the case of notices relating to payments) sent to the attention of the Manager, Accounting Division, at:

                              Facsimile: (202) 676-1830


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          To OPIC:            Overseas Private Investment Corporation
                              1100 New York Avenue, N.W.
                              Washington, D.C.  20527
                              United States of America
                              Attention: Vice President, Finance
                              Re:  Sierra Rutile
                              Facsimile: (202) 408-9866

         To Collateral Agent: Chase Manhattan Bank
                              450 West 33rd Street
                              New York, New York 10001
                              Attention: Escrow Administration, 15th Floor
                              Facsimile: (212) 946-8156

or at such other address, and to the attention of such person, of which any party hereof shall have given notice as herein provided.

          Notices shall be deemed received on the date of delivery if personally delivered, three (3) days after mailing if mailed in accordance with the provisions hereof or on the next business day if sent by United States Express Mail or overnight courier service.

          8. SUCCESSOR COLLATERAL AGENTS. The Collateral Agent, or any successor to it hereafter appointed, may at any time resign by giving notice in writing to the parties hereto and shall be discharged from its duties upon the appointment of a successor Collateral Agent as hereinafter provided, or upon the expiration of sixty (60) days after such notice is given. In the event of any such resignation, a successor Collateral Agent, which shall be a bank or trust company established under the laws of the United States of America or any state thereof having combined capital, surplus and undivided profits of not less than $100,000,000 and having trust powers shall be appointed by the Banks with the written consent of Holdings. Any successor Collateral Agent shall deliver to the other parties hereto and the Collateral Agent a written instrument accepting the appointment hereunder, and thereupon it shall succeed to all the rights and duties of the Collateral Agent hereunder and shall be entitled to receive the Shares and Transfer then held by the predecessor Collateral Agent hereunder. In the event that the parties hereto do not appoint a successor Collateral Agent within sixty (60) days, Collateral Agent shall deposit the Shares and Transfer into a court of competent jurisdiction and, from and after the date such deposit is made, the Collateral Agent shall be released and discharged of all obligations with respect thereto.

          9.   MISCELLANEOUS.

          (a) This Collateral Agent Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (b) Neither this Collateral Agent Agreement nor any of the provisions hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by all parties hereto, and then only to the extent set forth in such instrument.


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          (c)  This Collateral Agent Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute a single instrument. Facsimile copies hereof shall be deemed to be originals for all purposes hereunder.

          (d) This Collateral Agent Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives.

          (e) The descriptive headings of the several Sections of this Collateral Agent Agreement are inserted for convenience only, do not constitute a part of this Collateral Agent Agreement and shall not affect in any way the meaning or interpretation of this Collateral Agent Agreement.


          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.


                              SIERRA RUTILE HOLDINGS LIMITED


                              By:        /s/ [ILLEGIBLE]
                                 -------------------------------
                                   Authorized Representative
                              Name:    [ILLEGIBLE]
                              Title:   Acting Chief Executive


                              COMMONWEALTH DEVELOPMENT
                              CORPORATION

                              By:     /s/ [ILLEGIBLE]
                                 -------------------------------
                                   Authorized Representative

                              Name:    [ILLEGIBLE]
                              Title:   Investment Manager

                              DEG-DEUTSCHE INVESTITIONS-UND
                              ENTWICKLUNGSGESELLSCHAFT mbH


                              By:       /s/ [ILLEGIBLE]
                                 -------------------------------
                                   Authorized Representative
                              Name:    [ILLEGIBLE]
                              Title:


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                              EXPORT-IMPORT BANK OF THE UNITED STATES


                              By:  /s/ Clement K. Miller
                                 -------------------------------
                                   Authorized Representative
                              Name:  Clement K. Miller
                              Title: Acting Vice President
                                     Asset Management Division

                              INTERNATIONAL FINANCE CORPORATION


                              By:   /s/  [ILLEGIBLE]
                                 -------------------------------
                                   Authorized Representative
                              Name:
                              Title:

                              OVERSEAS PRIVATE INVESTMENT CORPORATION


                              By:  /s/ John R. Aldonas
                                 -------------------------------
                                   Authorized Representative
                              Name:  John R. Aldonas
                              Title: Senior Investment Officer

                              CHASE MANHATTAN BANK


                              By:  /s/ [ILLEGIBLE]
                                 -------------------------------
                                   Authorized Representative
                              Name: [ILLEGIBLE]
                              Title: Assistant Vice President


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